                                                                Exhibit 10.29(b)

Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California  90071-1563
Attention:  Leslie T. Tedrow
(213) 229-9500

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       THIRD AMENDMENT TO BUILDING LEASE


     THIS THIRD AMENDMENT TO BUILDING LEASE (this "Third Amendment") is entered
                                                   ---------------
into as of August 21, 1995, by and between CIBC INC., a Delaware corporation ("Lessor"), and AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation
  ------
("Lessee").
  ------

                                    RECITALS
                                    --------

     A. For purposes of the financing by Lessor of the acquisition of a certain Building, Lessor and Lessee entered into a certain Building Lease, dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550954 in the Official Records of the Recorder of Santa Clara County, California, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993 as Instrument No. 11720034 in Official Records of the Recorder of Santa Clara County, California (such Building Lease, as so amended, is referred to herein as the "First Amended
                                                                   -------------
Original Building Lease"), pursuant to which Lessor leases the Building (as
-----------------------
defined therein) to Lessee and Lessee leases the Building from Lessor.

     B. Lessor and Lessee entered into that certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993 as Instrument No. 12271738 in the Official Records of Santa Clara County, California (the "Second Amendment to Building Lease"), pursuant to which Lessor
                 ----------------------------------
financed certain renovations to the Building. The First Amended Original Building Lease, as amended by the Second Amendment to Building Lease, is referred to herein as the "Second Amended Original Building Lease."
                           --------------------------------------

     C. Under the First Amended Original Building Lease, Lessor's lease of the Building to Lessee was scheduled to expire on September 21, 1995, but was extended to December 22, 1995 under the Second Amendment to Building Lease.

     D. Lessor and Lessee desire to amend the Second Amended Original Building Lease to (i) extend the scheduled expiration date to December 22, 1998, and (ii) incorporate certain other changes and modifications to the Second Amended Original Building Lease that have been agreed to by Lessor and Lessee.

     E. Concurrently herewith, Lessor and Lessee also are amending that certain Land Lease between Lessor and Lessee dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550953 in the Official Records of the Recorder of Santa Clara County, California, as amended by (i) a certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 11720033, and (ii) a certain Second Amendment to Land Lease dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of Santa Clara County, California, as Document No. 12271737, pursuant to which Lessor leases to Lessee certain land described in Appendix 1 attached hereto.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Second Amended Original Building Lease):

A.  MODIFICATIONS TO BUILDING LEASE

     Lessor and Lessee hereby amend the Second Amended Original Building Lease as follows:

     1.  Fixed Term; Expiration Date.  In Section 1.2, the Expiration Date is
         ---------------------------      -----------
hereby changed to December 22, 1998, and the Fixed Term will expire on such Expiration Date.

     2.  Definitions.
         -----------

     (a) All references in the Second Amended Original Building Lease to "this Lease" or "the Lease" will hereafter refer to the Second Amended Original Building Lease as amended by this Third Amendment.

     (b) The following definitions are hereby added to Section 2 in proper
                                                       ---------
alphabetical sequence:

         Second Consent Agreement: means the Construction Consent Agreement
         ------------------------
     dated as of April 27, 1995 between Lessor and Lessee and consented to by Guarantor and Lender.

         UCC: means the Uniform Commercial Code as in effect in any
         ---
     jurisdiction.

     (b) The definition of Guaranty is hereby deleted and replaced with the
                           --------
following:

         Guaranty: that certain Third Amended and Restated Guaranty, dated as of
         --------
     August 21, 1995, made by Guarantor in favor of Lessor.

     (c) The definition of Land Lease is hereby deleted and replaced with the
                           ----------
following:

         Land Lease: that certain Land Lease between Lessor and Lessee dated as
         ----------
     of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550953 in the Official Records of the Recorder of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 11720034, and as further amended by a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 12271737, and as further amended by a certain Third Amendment to Land Lease, dated as of August 21, 1995, and recorded in the Official Records of the Recorder of Santa Clara County, California.

     (d) The definition of Lien is hereby deleted and replaced with the
                           ----
following:

         Lien: any mortgage, deed of trust, pledge, hypothecation, assignment,
         ----
     charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under an arrangement constituting a Capitalized Lease Liability, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law), and any contingent or other agreement to provide any of the foregoing.

     (e) The definition of Operative Agreements is hereby deleted and replaced
                           --------------------
with the following:

         Operative Agreements:  (i) this Lease, (ii) the Land Lease, (iii) the
         --------------------
     Guaranty, (iv) that certain Purchase and Sale Agreement, dated as of April 15, 1992, between American Telephone and Telegraph Company, as seller, and Guarantor, as buyer, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of August 10, 1992, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of September 17, 1992, (v) that certain Restated Hazardous Materials Undertaking and Unsecured Indemnity, dated of December 17, 1993, by Lessee and Guarantor in favor of Lessor, as amended by that certain First Amendment to Restated Hazardous Materials Undertaking and Unsecured Indemnity, dated as of August 21, 1995, (vi) that certain Assignment of Purchase and Sale Agreement dated as of September 21, 1992, made by Guarantor in favor of Lessor, (vii) that certain agreement, dated as of September 21, 1992, between American Telephone and Telegraph Company and Lessee, (viii) that certain Consent to Assignment of Purchase and Sale Agreement, dated as of September 21, 1992, made by American Telephone and Telegraph Company in favor of Lessor and Guarantor, (ix) the Consent Agreement, (x) the Second Consent Agreement, (xi) the Letter Agreement, and
     (xii) any and all other documents executed by Lessee or Guarantor or any Affiliate of either thereof in connection with any of the foregoing.

     3.  Events of Default.  In Section 25.1(h), the first parenthetical is
         -----------------      ---------------
replaced with the following: "(other than those referred to in subdivisions (a),
(b), (c), (d), (e), (f), or (g) above or (j), (k), (l), (m), (n), (o), (p) or
(r) below)".  In Section 25.1, clause (o) and all succeeding clauses in such
                 ------------
Section 25.1 are hereby deleted and replaced with the following:
------------

                 (o) any Event of Default (as defined in the Land Lease) occurs under the Land Lease;

                 (p) any Event of Default (as defined in the Consent Agreement)
             occurs under the Consent Agreement;

                 (q) a breach or Default by Lessee of its obligations described in Sections 21.5, 21.6(a), 21.6(d), 21.7, 21.8 or 21.9 shall
                -------------  -------  -------  ----  ----    ----
             occur; or

                 (r) any Event of Default (as defined in the Second Consent Agreement) occurs under the Second Consent Agreement.

     4.  Trustee; Power of Sale; Receiver.  The phrase "However, in" at the
         --------------------------------
beginning of the second sentence of Section 26 of the Second Amended Original
                                    ----------
Building Lease is hereby replaced with "(a) In".  The first sentence of Section
                                                                        -------
26 of the Second Amended Original Building Lease is hereby deleted.
--

The following is hereby inserted added at the end of Section 26 of the Second
                                                     ----------
Amended Original Building Lease:

         "(b)  Specifically, without limiting the generality of subsection (a)
                                                                --------------
     of this Section 26, if a court of competent jurisdiction rules that this
             ----------
     Lease constitutes a mortgage, deed of trust or other secured financing, then Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations in connection with the above-described financing from Lessor to Lessee, including without limitation, the Balance Due, and all other amounts payable in connection therewith, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC and a real property deed of trust; (ii) the conveyance provided for hereby will be deemed to be a grant by Lessee to the Trustee, for the benefit of Lessor, of a deed of trust lien and a grant by Lessee to Lessor of a security interest in all of Lessee's right, title and interest in and to the Leased Property, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, to secure such obligations; (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper will be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) by Lessee, will be deemed to have been given for the purpose of perfecting such security interest under applicable Legal Requirements. Lessor and Lessee will, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a deed of trust lien and a security interest in Lessee's interest in the Leased Property in accordance with this Section, such deed of trust lien and security interest would be deemed to be a perfected deed of trust lien and security interest of first priority under applicable Legal Requirements and will be maintained as such throughout the Fixed Term."

     5.  Lender Costs.  Section 28 is hereby deleted and replaced with the
         ------------   ----------
following:

         "28.  Lender Costs.  Lessee hereby agrees to pay to Lender on Lessor's
               ------------
     behalf all amounts described in Section 14 and Section 15 of that certain Loan Agreement, dated as of December 17, 1993, between Lessor and Lender, as amended by that certain First Amendment to Loan Agreement, Note, Security Agreement and Cotenancy Agreement, dated as of August 21, 1995 (the "Loan Agreement"). All such amounts shall be paid by
           --------------

         Lessee at the time, in the manner and as provided in the Loan Agreement or as directed by Lender."

     6.  Notices.  Lessee's addressee for notices as set forth in Section 38 is
         -------
hereby changed to:

         AMD International Sales & Service, Ltd.
         1160 Kern
         Sunnyvale, California 94086
         Attention:  Chief Financial Officer

         with a copy to:

         AMD International Sales & Service, Ltd.
         1160 Kern
         Sunnyvale, California 94086
         Attention:  General Counsel

     7.  Purchase and Remarketing of Leased Property.  With respect to Section
         -------------------------------------------                   -------
41, Lessor and Lessee hereby agree that notwithstanding the provisions of
--
Section 6 of the Second Consent Agreement to the contrary, the Remarketing Option is reinstated and is in full force and effect, as modified by this Third Amendment.

     8.  Option to Remarket.  The text of Subparagraph I of Section 41.6 is
         ------------------                                 ------------
hereby deleted and replaced with the following: "The Renovations are completed in accordance with the requirements of Section 21; all Alterations described in
                                       ----------
the Second Consent Agreement are completed prior to the Expiration Date in accordance with the Second Consent Agreement and Section 8 hereof; all other
                                                 ---------
Alterations commenced at any time during or before the Fixed Term are completed prior to the Expiration Date in accordance with Section 8 hereof; and any
                                                ---------
Restoration (in the event of a Taking or any casualty or other damage or destruction) is completed before the Expiration Date."

B.    AFFIRMATION OF STATUS OF ORIGINAL BUILDING LEASE

     Except as amended by this Third Amendment, the Second Amended Original Building Lease is unchanged; and, as amended by this Third Amendment, the Second Amended Original Building Lease is hereby ratified and affirmed, and remains in full force and effect.

     IN WITNESS WHEREOF, all parties hereto have caused this Third Amendment to be duly executed as of the date first set forth above.

                            LESSOR:  CIBC INC., a Delaware corporation


                                     By /s/ Peter M. Tavlin
                                       ---------------------------------
                                       Name:  PETER M. TAVLIN
                                       Title: VICE PRESIDENT


                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                            LESSEE:  AMD INTERNATIONAL SALES & SERVICE,
                                     LTD., a Delaware corporation


                                     By /s/ Marvin D. Burkett
                                       ---------------------------------
                                       Name:  MARVIN D. BURKETT
                                       Title: PRESIDENT

                         ACKNOWLEDGEMENT FOR CIBC INC.

STATE OF NEW YORK          )
                           )  ss
COUNTY OF NEW YORK         )


     On September 5, 1995, before me, Elvira A. D'Amore, personally appeared Peter M. Tavlin, and ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


                     Signature: /s/ Elvira A. D'Amore
                               -------------------------

     (Seal)          [STAMP APPEARS HERE]


                                ACKNOWLEDGEMENT
                                      FOR
                    AMD INTERNATIONAL SALES & SERVICE, LTD.


STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF SANTA CLARA      )


     On August 24, 1995, before me, Janis V. Cahill, personally appeared Marvin
D. Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                     Signature: /s/ Janis V. Cahill
                               -------------------------

     (Seal)          [STAMP APPEARS HERE]

                                   APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN: 205-22-020, 021
ARB: 206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057